UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2012

MAIDEN HOLDINGS, LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-34042	98-0570192
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

131 Front Street, 2nd Floor, Hamilton HM12,

Bermuda

(Address of principal executive offices and zip code)

(441) 298-4900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03          Amendments to Articles of Incorporation or Bye-laws.

On August 22, 2012, Maiden Holdings, Ltd. (the “Company”) priced its public offering of its 8.25% Non-Cumulative Preference Shares, Series A, $0.01 par value per share, with a liquidation preference of $25.00 per share (the “Series A Preference Shares”). In connection with such transaction, the Company adopted a Certificate of Designations (the “Certificate of Designations”) with respect to the Series A Preference Shares.

For a description of the Certificate of Designations governing the Series A Preference Shares, reference is made to the information set forth under the heading “Description of the Series A Preference Shares” in the Company’s Prospectus Supplement, dated August 22, 2012, to the Prospectus, dated May 30, 2012, which constitutes a part of the Company’s shelf registration statement on Form S-3 (File No. 333-181408), previously filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Act”), which information is hereby incorporated herein by reference.

A legal opinion relating to the validity of the Series A Preference Shares is attached hereto as Exhibit 5.1.

Item 8.01          Other Events.

On August 22, 2012, the Company entered into an Underwriting Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), relating to the issuance and sale by the Company of its Series A Preference Shares (the “Offering”). The securities have been registered under the Act, pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-181408) previously filed with the SEC under the Act.

On August 22, 2012, the Company issued a press release relating to the pricing of the Offering and announced that the Company’s Board of Directors had authorized the repurchase by the Company of the Company’s common shares with up to 50% of the proceeds from the sale of the Series A Preference Shares. A copy of this press release is attached hereto as Exhibit 99.1.

On August 29, 2012, the Company issued a press release relating to the Closing of the Offering. A copy of this press release is attached hereto as Exhibit 99.2.

Item 9.01          Financial Statements and Exhibits.

(c)   Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 22, 2012, by and among Maiden Holdings, Ltd. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

3.1	Certificate of Designations of 8.25% Non-Cumulative Preference Shares, Series A

4.1	Form of stock certificate evidencing 8.25% Non-Cumulative Preference Shares, Series A (included in Exhibit 3.1)

5.1	Opinion of Conyers Dill & Pearman Limited

23.1	Consent of Conyers Dill & Pearman Limited (included in Exhibit 5.1)

99.1	Press Release dated August 22, 2012

99.2	Press Release dated August 29, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAIDEN HOLDINGS, LTD.

Date: August 29, 2012	By:	/s/ Lawrence F. Metz
Lawrence F. Metz
Senior Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 22, 2012, by and among Maiden Holdings, Ltd. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein

3.1	Certificate of Designations of 8.25% Non-Cumulative Preference Shares, Series A

4.1	Form of stock certificate evidencing 8.25% Series A Preference Share (included in Exhibit 3.1)

5.1	Opinion of Conyers Dill & Pearman Limited

23.1	Consent of Conyers Dill & Pearman Limited (included in Exhibit 5.1)

99.1	Press Release dated August 22, 2012

99.2	Press Release dated August 29, 2012